UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 8, 2021
Date of Report (date of earliest event reported)
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First Watch Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40866 (Commission File Number)	82-4271369 (I.R.S. Employer Identification Number)
8725 Pendery Place, Suite 201, Bradenton, FL 34201
(Address of principal executive offices and zip code)
(941) 907-9800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	FWRG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

On November 8, 2021, First Watch Restaurant Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report its financial results for the third fiscal quarter ended September 26, 2021. A copy of the press release announcing such results was attached to the Initial Form 8-K as Exhibit 99.1 (the “Original Press Release”) and incorporated by reference therein. This amendment to the Initial Form 8-K is being filed to correct a typographical error in Exhibit 99.1 to the Initial Form 8-K regarding the Company’s expectations for new restaurant openings for the fourth fiscal quarter ending December 26, 2021. The language incorrectly reported that the Company’s new restaurant openings was expected to include 7 company-owned restaurants and 2 franchise-owned restaurants, rather than 5 company-owned restaurants and 4 franchise-owned restaurants. Except for the language regarding the Company’s expected new restaurant openings in the fourth fiscal quarter ending December 26, 2021 in Exhibit 99.1, all information set forth in the Initial Form 8-K and corresponding exhibits remains unchanged.

Item 2.02 - Results of Operations and Financial Condition

On November 8, 2021, the Company issued the Original Press Release announcing its financial results for the third fiscal quarter ended September 26, 2021. A copy of the press release, as updated, is furnished as Exhibit 99.1 to this report and incorporated by reference.

The information furnished pursuant to Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K/A shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of First Watch Restaurant Group, Inc. dated November 8, 2021 as updated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 8th day of November, 2021.

First Watch Restaurant Group, Inc. (Registrant)

By:	/s/ Mel Hope
Name:	Mel Hope
Title:	Chief Financial Officer and Treasurer